OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2014
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS

(in thousands of $)	2014	2013
Mark-to-market interest rate swaps valuation (see note 24)	3,617	5,335
Methane Princess Lease security deposit movements (see note 25(h))	—	4,257
Deferred tax asset (see notes 8 and 12)	6,439	—
Other long-term assets	5,227	5,969
	15,283	15,561

Included within "Other long-term assets" are: (i) capitalized commission expenses and lease incentives incurred in connection with securing the NR Satu time charter amounting to $5.2 million and $6.0 million as of December 31, 2014 and 2013, respectively. These costs are amortized over the term of the NR Satu time charter. Amortization expense for the years ended December 31, 2014, 2013 and 2012 was $0.7 million, $0.7 million and $0.2 million, respectively, which are mainly recognized under the "Voyage and commission expenses" in the statement of operations.